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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 13, 2000


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


    Delaware                     1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)                (Zip Code)


                             (817) 963-1234
                    (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

On Monday evening, November 13, 2000, AMR Corporation Chairman and CEO Don Carty will be addressing a gathering of airline analysts and investors as part of the 15th Annual Salomon Smith Barney Transportation Conference in New York City. A copy of the speech, as well as a webcast replay of Mr. Carty's remarks will be available on AMR Corporation's website, www.amrcorp.com, under the Investor Relations section on Tuesday November 14, 2000.






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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 10, 2000